SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 8, 2004
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                            MEMBERWORKS INCORPORATED
                            ------------------------
             (Exact name of registrant as specified in its charter)



       DELAWARE                       0-21527                   06-1276882
------------------------       ------------------------    ---------------------
(State of Incorporation)       (Commission File Number)      (I.R.S. Employer
                                                            Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                          -----------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                 --------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K s intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|X| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            MEMBERWORKS INCORPORATED


Item 8.01. Other Events

On November 8, 2004, the Company issued a press release announcing its intention to launch a modified Dutch auction tender offer for up to 500,000 shares, or approximately 5% of its outstanding common stock, at prices ranging from $30.00 to $35.00 per share. A copy of the press release is attached as exhibit 99.1.


Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits:
     99.1    Press Release dated November 8, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           MEMBERWORKS INCORPORATED
                                           (Registrant)


Date: November 8, 2004
                                           By: /s/ Gary A. Johnson
                                               ---------------------------------
                                               Gary A. Johnson, President and
                                               Chief Executive Officer